UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                          Date of Report: March 2, 2015


                               HINTO ENERGY, INC.
          ------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Wyoming                    000-26317              84-1384961
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(State or other jurisdiction      (Commission File        (IRS Employer
     of incorporation)                 Number)         Identification Number)


          5350 S. ROSLYN STREET, SUITE 400, GREENWOOD VILLAGE, CO 80111
          ------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (303) 647-4850
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               Registrant's telephone number, including area code


          ------------------------------------------------------------
          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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                 SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 DEPARTURE OF DIRECTORS OF CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
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DIRECTOR RESIGNATION

After over 50 years in the oil and gas industry and 4 years with Hinto Energy, Inc. ("the Company"), Max Sommer, resigned from his position as a director on the Company's the Board of Directors, effective February 28, 2015.



































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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                    HINTO ENERGY, INC.


                                    By:  /s/ George Harris
                                       -----------------------------------------
                                       George Harris, Chief Executive Officer


                                    Date: March 2, 2015

































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